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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported): FEBRUARY 19, 2004

                           DWANGO NORTH AMERICA CORP.
               (Exact Name of Registrant as Specified in Charter)


         NEVADA                    333-69006                84-1407365
(State or Other Jurisdiction     (Commission             (I.R.S. Employer
         of Incorporation)        File Number)            Identification Number)


         200 WEST MERCER STREET, SUITE 501
         SEATTLE, WASHINGTON                                98119
         (Address of Principal Executive Offices)           (Zip Code)

                                 (206) 286-1440
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS AND REQUIRED FD DISCLOSURE


         On February 19, 2004, Joseph Allen resigned as a director of our company. Mr. Allen was the Chairman of our Compensation Committee and a member of our Audit Committee. On March 1, 2004, Jay Higgins also resigned as a director of our company. Mr. Higgins was the Chairman of our Audit Committee. Each such individual resigned due to the time commitments involved in serving as one of our directors.

         On March 4, 2004 we elected James Scibelli and Alexander U. Conrad to our Board of Directors to fill the vacancies left by the departure of Messrs. Allen and Higgins. In addition, we elected Paul Eibeler to serve on our Audit Committee. We elected Derrick Ashcroft to serve as the Chairman of such committee. We also elected Vishal Bhutani to serve on the Compensation Committee, and elected Paul Eibeler to serve as the Chairman of such committee.

         On March 4, 2004, we appointed Alexander Conrad as Chief Operating Officer and Secretary of our company.

         James Scibelli has, since March 1996, served as President of Roberts & Green, Inc., a New York financial consulting firm offering a variety of financial and investment consulting services. He is also a member of RG Securities, LLC, an investment banking company that has acted as co-placement agent for various private placements completed by our company. Mr. Scibelli is also a director of Acclaim Entertainment, Inc., a company that develops, markets and distributes interactive entertainment software, a position he has held since 1993.

         Alexander Conrad has been employed by our company since May 2003. Mr. Conrad is a former shareholder of Over-the-Air Wireless, Inc., a company engaged in the wireless ringtone business that we recently acquired. Mr. Conrad was the Vice President of Business Development of Over-the-Air Wireless from June 2002 until our acquisition of such company. Prior to such time, from January 2001 through June 2002, Mr. Conrad was Senior Product Manager, New Initiatives, for eFunds Corporation, a company that provides transaction processing, risk management and outsourcing services. From April 2000 through January 2001, Mr. Conrad was Director of Product Management for DocuTouch Corporation, a provider of document management, authentication, secure repository and digital signature services. From August 1999 through April 2000, Mr. Conrad was Marketing and Services Manager of Segueonline, Inc., a digital marketing and development agency. Mr. Conrad received his MBA from Seattle University, Albers School of Business and Economics in March 2000.

         Our  Board  of  Directors  currently  consists  of  Robert  E.  Huntley
(Chairman), Rick J. Hennessey, Alexander U. Conrad, Paul Eibeler, Derrick Ashcroft, Vishal Bhutani and James Scibelli. Our Audit Committee currently consists of Derrick Ashcroft (Chairman) and Paul Eibeler. Our Compensation Committee currently consists of Paul Eibeler (Chairman), Derrick Ashcroft, and Vishal Bhutani.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 10, 2004

                                                      DWANGO NORTH AMERICA CORP.


                                                      By: /s/ Rick J. Hennessey
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                                                         Rick J. Hennessey
                                                         President and CEO




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